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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                             -----------------------


                                    FORM 8-K


                             -----------------------


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 26, 1997
                                                 ------------------

                             DART GROUP CORPORATION
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                     0-1946                53-0242973
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 (State or other jurisdiction         (Commission           (I.R.S. Employer
       of incorporation)              File Number)         Identification No.)

      3300 75th Avenue, Landover, Maryland                 20785
      ------------------------------------               ---------
      (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code (301) 731-1200
                                                   --------------


      -------------------------------------------------------------------
         (Former name or former address, if changed since last report).


      The exhibit index appears on page 4.





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Item 1.  Changes in Control of Registrant

         The discussion under Item 5 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.  Other Events

         On September 26, 1997 Dart Group Corporation (the "Company") closed the transactions contemplated in the Settlement Agreement dated August 16, 1997
(the "Settlement Agreement") with Robert, Gloria and Linda Haft. Although the closing of the transactions comtemplated in the Settlement Agreement was conditioned in part upon the completion of bankruptcy plans of reorganization for the partnerships owning the Company's headquarters building in Landover, MD (75th Avenue Associates Limited Partnership) and a warehouse leased by the Company's subsidiary, Trak Auto Corporation (Trak Chicago Limited Partnership), those bankruptcy plans were not closed. Instead, the Company acquired all of Robert Haft's and Linda Haft's respective interests in such partnerships for a purchase price of $4,400,000. The press release announcing the closing of the transactions contemplated by the Settlement Agreement is incorporated by reference and attached hereto as Exhibit 99.1.

         The composition of the Company's Board of Directors has changed. Richard B. Stone has become a director. Larry G. Schafran is no longer a director. Press releases dated September 24, 1997 and October 2, 1997 relating to the changed composition of the Board of Directors are incorporated by reference and attached hereto as Exhibits 99.2 and 99.3, respectively.

Item 7.  Financial Statements and Exhibits

         Exhibit 99.1 Press Release, dated September 26, 1997, of Dart Group Corporation

         Exhibit 99.2 Press Release, dated September 24, 1997, of Dart Group Corporation

         Exhibit 99.3 Press Release, dated October 2, 1997, of Dart Group Corporation





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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DART GROUP CORPORATION


                                      By:  /s/ Mark A. Flint
                                           -------------------------
                                           Mark A. Flint
                                           Senior Vice President and
                                            Chief Financial Officer

Date:  October 9, 1997






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                             DART GROUP CORPORATION

                                    Form 8-K

                                 Exhibit Index



         Exhibit 99.1 Press Release, dated September 26, 1997, of Dart Group Corporation

         Exhibit 99.2 Press Release, dated September 24, 1997, of Dart Group Corporation

         Exhibit 99.3 Press Release, dated October 2, 1997, of Dart Group Corporation





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